Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    EXHIBIT 10.9

                           SOFTWARE LICENSE AGREEMENT


     This Software License Agreement (this "Agreement") is dated as of the 2nd day of December, 1998 (the "Effective Date"), by and between Motive Communications, Inc., a Delaware corporation ("Licensor"), located at 2112 Rutland Drive, Suite 150, Austin, TX 78758 and Dell Products L.P., a Texas limited partnership ("Dell"), located at One Dell Way, Round Rock, Texas 78682. Dell Computer Corporation ("DCC") and any of its majority owned corporate subsidiaries or affiliates may enjoy the benefits of this license, but all liabilities or obligations incurred by Dell, DCC, or any of DCC's subsidiaries or affiliates under this Agreement will be the sole responsibility of Dell.

WHEREAS, Dell wishes to buy certain Products; as more specifically described in this Agreement including any Schedule attached hereto ("Schedule");

WHEREAS, Dell may want to establish other relationships with Licensor as identified in Attachment 1 to this Agreement; and, as such, at Dell's discretion, Licensor agrees to cooperate and in good faith discuss broadening their relationship;.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, both parties agree as follows:

1.   Definitions.

     1.1 "Derivative Work" means a work that is based upon the Products, such as revision, modification, translation, abridgement, expansion or any form in which such pre-existing work may be recast, transformed or adapted.

     1.2 [*] - a downloadable software component that runs on an end user machine. It provides an electronic support request interface and local diagnostic capability for end users.

     1.3 Specifications - The applicable Licensor user documentation and release notes provided at time of Products (s) delivery.

2.   Grant of License.

     2.1 Licensor grants to Dell an irrevocable, nontransferable, perpetual (subject to the terms of Section 11 "Term and Termination"), nonexclusive, worldwide royalty-free, fully paid up license (the "License") to install, reproduce and use the software program(s) (the "Software") and related documentation and other materials, including electronic format, (the "Documentation") described on Schedule B (collectively, the "Products"), subject to the terms of this Agreement. The number of copies of the Products subject to the License is stated on Schedule B. Dell may not modify, decompile, reverse engineer, disassemble or create derivative works based on the Products without the prior written consent of Licensor. Except as outlined in Section 14 in this Agreement, Dell may not sell, assign, transfer, or grant rights in the Products to any other person or entity without the prior written consent of Licensor.

     2.2 Use for Single User License: If the License is designated on Schedule A as a Single User License, each licensed copy of the Software may be used only by a single user on a single computer at any one time.

     2.3 Use for Networked Software License: If the License is designated on Schedule A as a Network License, Dell may install each licensed copy of the Software on the number of file servers designated on Schedule A for use in a network environment. Any number of users designated on Schedule A may access and use the Software

* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

on these file server(s) through workstations or other terminals located at DCC's facilities or at remote log-on sites so long as all users are Dell employees or contractors and all use is directly related to Dell's business purposes.

     2.4 Use for Enterprise License: If the License is designated on Schedule A as an Enterprise License, any number of users may install and use the Products in connection with one or more computer systems now or in the future owned or controlled by DCC.

3.   Copies.

     3.1 Dell may make a reasonable number of copies of the Products for emergency, backup, or archival purposes and a reasonable number of library copies of the Products for the purposes permitted by Section 1. Dell may not use more than the number of copies which it has licensed. Dell may make additional copies of the Documentation, but only for distribution to persons authorized to use the Software. Copies of any copyright notices or other proprietary legends must be included within the material reproduced by Dell.

4.   Delivery and Installation.

     4.1 Concurrently with the execution of this Agreement, Licensor will deliver to Dell the number of licensed copies of the Products as stated on Schedule B. The Software will be delivered in object code format on diskette, tape or other format reasonably specified by Dell on Schedule B. A copy of the Documentation will be delivered on diskette, tape or other format reasonably specified by Dell on Schedule B and will be accompanied by a printed copy of the Documentation. If Licensor fails to deliver to Dell the number of licensed copies of the Products as stated on Schedule B, Dell may make up to the number of copies stated on Schedule B, in addition to the copies permitted by Section 2 above. Dell will provide Licensor with access to all equipment and systems software, including any communication devices, as may be required for the installation, operation or maintenance of the Software. Dell will be responsible for installation of the Products. Further, for a separate fee and under a separate Schedule, Dell may procure from Licensor certain deployment services including without limitation installation and consulting services.

5.   Pricing; Payment

     5.1 The total price for the Products, including the cost of any support and maintenance for the warranty period, is stated on Schedule B (the "Price"). Dell agrees to pay Licensor the full Price within [*] days after receipt of an invoice for the Products which Licensor will deliver after this Agreement has been executed by both parties. Unless set forth otherwise in a Schedule as a fixed-term deployment services package, Licensor will invoice on a monthly basis for time and material services actually performed. Dell will pay for acceptable time and material services within [*] days after receipt of an invoice. For deployment services packages, Dell will pay [*] at the completion of the installation. Dell will pay Licensor for paying all applicable sales, use and similar taxes associated with Dell's acquisition of the Products, except for taxes based on Licensor's net assets or net income, or for which Dell has an appropriate resale or other exemption. All payments will be in U.S. currency unless otherwise agreed to on a Schedule. Except for any taxes associated with exporting or importing the Products to a country outside the United States, all other taxes, including income tax, due on income received by Licensor from Dell under this Agreement or any other debts, obligations, or other liabilities whatsoever will be the responsibility of Licensor. All invoices will reference this Agreement, the applicable Order number, and be mailed to:

                         Dell Computer Corporation
                         Accounts Payable
                         One Dell Way
                         Round Rock, TX 78682-1810


Dell's obligations to pay all due and owing accrued charges shall survive the expiration or termination of this Agreement. If Licensor has charges remaining unpaid for sixty (60) days beyond the date payment is due, Licensor shall send a certified letter with return receipt to the Dell contact stating the amount owed. If payment is not received within fifteen (15) days, Licensor will have the right to terminate support services until such payment is made.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

6.   Pre-Delivery Testing, Delivery and Acceptance

     6.1 Prior to delivery, Licensor shall perform all testing necessary to ensure that the Product(s) comply with its written Specifications. Licensor shall appoint a designated project manager who shall be available on a dedicated basis to support Dell in all areas relating to the Product(s). Such designated project manager will work with Dell on any modifications to the Product(s) necessary to fully support Dell's systems and their features.

     6.2 During the acceptance/warranty period, Licensor shall, at its expense, deliver a master copy of the Product(s) to Dell in accordance with the timeframes set forth in the Schedule. Licensor also shall, at its expense, deliver to Dell, within fifteen (15) days of Dell's request, all Updates to the Product(s) made during the term of this Agreement. Licensor shall inform Dell of the existence of a major Update at least ninety (90) days prior to making such an Update generally available. Upon Dell's request, Licensor shall provide Dell with a pre-release copy of any Update.

     6.3  Acceptance testing for a new Licensor product.  During the term of
     ---------------------------------------------
this Agreement, Licensee may test any new product of Licensor (the "New Products"). New Products are software products not currently (as of the Effective Date) licensed by Licensee or under an evaluation agreement. Upon Dell's receipt of a New Product, Dell shall have [*] days to conduct those tests that Dell deems appropriate to determine whether the New Product: (i) complies with and performs to the written Specifications. If Dell discovers a non-conformance with the Specifications, Dell will notify Licensor in writing and Licensor will have fifteen days (15) to fix the problem and deliver a corrected version of the New Product to Dell. Upon receipt of the corrected version, Dell will have fifteen (15) days to test the corrected version of the New Product. If Dell determines that there is still a problem, Dell will have the option of rejecting the New Product or agreeing upon a fix strategy with Licensor. If Dell rejects the New Product, any payments previously made by Dell to Licensor relating to the New Product, if any, shall be refunded in their entirety within thirty (30) days of Dell's rejection. If Dell decides to agree on a fix strategy, such decision shall not be deemed an acceptance of the New Product. In fact, each version of the New Product delivered to Dell, in accordance with the fix strategy, will go through the acceptance process set forth above. If Dell gives no notification within the [*] day period, the products will be deemed accepted.

7.   Source Code Provisions.

     7.1 Licensor will provide source code and supporting documentation to Dell, at no additional cost, upon occurrence of one of the following incidences:

          a) If Licensor or Licensor's controlling entity declares bankruptcy, liquidation, or is put into Receivership.

          b) If, for any reason, Licensor or Licensor's controlling entity abandons or discontinues offering the Products to its customers and discontinues the support and maintenance of the Products, leaving no successor in interest supporting the Products, or without making a functionally equivalent product substitution available. This section 7.1(b) only applies to discontinued Products for which Dell has paid for the latest maintenance support.

     7.2 Source Code Use Provisions. If a release incident occurs and Licensor is required to release source code in accordance with this Section 7, Dell shall be entitled to receive from Licensor a copy of all source code and source documentation for the Product(s) licensed by Dell to be used by Dell solely for the maintenance thereof ("Maintenance Materials"). Subject to compliance with all other terms of this Agreement, Dell will have a nonexclusive, non-sublicenseable license to use the Maintenance Materials only to support and maintain copies and use of Product that are and continue to be licensed under this Agreement; provided that, in addition to any other confidentiality obligations in this Agreement, Dell acknowledges that the Maintenance Materials are extremely valuable, extraordinarily confidential and key strategic assets of Licensor and agrees to employ at least the following protective measures with respect thereto:

          (a) keeping the Maintenance Materials solely at a Dell owned and operated site;


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

          (b) maintaining internal access to the Maintenance Materials in a secure environment and only on a non-networked computer the access to which is physically limited, monitored and recorded;

          (c) insuring Dell does not decompile, reverse engineer, disassemble, create derivative works, or use Maintenance Materials to develop a competitive product;

          (d) allowing access to the Maintenance Materials only to Dell's employees who need them to perform software maintenance authorized hereunder,

          (e) restricting the number of Product licenses in use to the quantities of licenses purchased by Dell (except for the [*] which Dell has unlimited deployment ability per this Agreement);

          (f) insuring Maintenance Materials are identified as Confidential Information under Section 14 whether or not marked confidential

          (g) otherwise taking all steps that Dell uses to protect its own important source code and its own most confidential information. Dell acknowledges that violation of this Paragraph 7.2 will cause irreparable harm to Licensor and that Licensor may not have an adequate remedy at law and injunctive or other equitable relief may be appropriate to restrain unauthorized use or other violation of this Paragraph 7.2.

8.   Warranty; Disclaimer.

     8.1 Licensor warrants that the Products will, under ordinary use, perform substantially in accordance with the Specifications and all other technical requirements of this Agreement; and the media contained in the Products will be free from defects in design, workmanship and materials.

     8.2 Licensor warrants that all Products delivered hereunder shall: (a) be new, free from defects in material, workmanship and title; and (b) after shipment to Dell, comply, function, and perform substantially in accordance with the Specifications. Additionally, Licensor warrants that the Products shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) between the twentieth and twenty-first centuries (including, but not limited to, the change from December 31, 1999 to January 1, 2000 and recognition of the Year 2000 as a leap year). Licensor will warrant Year 2000 capabilities for thirty six (36) months from the effective date of this agreement. Licensor further warrants that its internal business applications and processes (including manufacturing, testing and inspection processes) shall be able to accurately process date data as described above, and shall recognize the Year 2000 as a leap year. Licensor agrees to complete Dell's Year 2000 Business Partner Readiness Certification as requested by Dell; Licensor warrants that the information contained therein shall be true and accurate on an ongoing basis. At Dell's request, Licensor agrees to provide Dell with written information verifying Year 2000 readiness as stated in Licensor's completed Year 2000 Business Partner Readiness Certification.

     8.3 Licensor agrees to make available to Dell, during the warranty period for the Products, any updates or upgrades that Licensor may develop for the Products. Updates (which term will include any bug fixes) will be furnished to Dell at no additional charge no later than the date the relevant update is released to other customers who license the Products. As set forth in the applicable Schedule, Licensor will promptly notify Dell as updates and upgrades become available and released by Licensor for general availability. All updates and upgrades will be subject to the applicable provisions in the Agreement and will substantially function and perform in accordance with the specifications. Licensor further warrants that no update or upgrade will adversely affect form, fit, function, reliability, safety, or serviceability of the Products, or the Products' compliance with this Agreement. During the warranty period and during the period Dell is covered by a Licensor maintenance program, Dell will have the right to obtain upgrades (which term includes changes or additions to the basic program functions from the Products).

     8.4 Licensor will have no obligation under this Section 7 to the extent problems are caused (i) by a malfunction of computer hardware or software other than the Products, (ii) an unauthorized modification of the Products by Dell for such modifications, (iii) by any combination, operation, or use of the Products with systems other than those that may be contemplated by this Agreement or the Specifications or that may otherwise be approved by Licensor, (iv) by Dell's failure to use reasonable efforts to implement at least the second most recent update provided to Dell by Licensor, or (v) by Products being subjected to neglect, accident or the elements.


* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     8.5 Licensor further warrants that the Products will be provided free and clear of all liens, restrictions, reservations, encumbrances, and security interests of all kinds. Licensor further warrants that it is a duly organized corporation in good standing under the laws of the State of Delaware, that it is qualified to transact business in all states where the ownership of its properties or nature of its operations requires this qualification, that it has full power and authority to enter in and perform this Agreement, that the execution and delivery of this Agreement has been duly authorized and that this Agreement does not violate any law or breach any other Agreement to which Provider is a party or is bound.

     8.6 Except for paragraph 7.2, the warranties defined in this section 7 will apply. All warranties will apply for a period of [*] days from the date of product delivery. If, during the warranty period, it is determined that the Products do not operate according to the Specifications, Licensor will at its option, either (i) repair or replace the Products or (ii) return the price paid for the Products.

     8.7 EXCEPT AS STATED IN THIS AGREEMENT, LICENSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS AND SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.   Proprietary Rights; Indemnification.

     9.1 All intellectual property rights of Licensor with respect to the Products will remain the property of Licensor, except as may be provided in this Agreement.

     9.2 Licensor represents and warrants that the Products are free from defects in title and that it has sufficient right, title, and or interest in and to all copyrights, trademarks, patents, trade secrets and other proprietary and intellectual property rights relating to the Products to enter into and perform under this Agreement and to grant the rights and licenses in this Agreement. LICENSOR WILL INDENINIFY, DEFEND, AND HOLD DCC, AND ANY AUTHORIZED USERS OF THE PRODUCTS, HARMLESS FROM AND AGAINST ANY AND ALL AMOUNTS A COURT HAS AWARDED OR AGREED UPON IN SETTLEMENT, INCLUDING ALL REASONABLE ATTORNEY'S FEES, AND RELATED EXPENSES RESULTING FROM ANY THIRD PARTY CLAIMED INFRINGEMENT OR VIOLATION OF ANY COPYRIGHT, TRADEMARK, PATENT, TRADE SECRET OR OTHER PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT WITH RESPECT TO THE PRODUCTS OR THEIR INSTALLATION, REPRODUCTION OR USE IN ACCORDANCE WITH THIS AGREEMENT. FOLLOWING NOTICE OF A CLAIM OR A THREAT OF ACTUAL SUIT, LICENSOR WILL, AT ITS OWN EXPENSE AND AT LICENSOR's OPTION, (I) PROCURE FOR DELL THE RIGHT TO CONTINUE TO INSTALL, REPRODUCE AND USE THE PRODUCTS IN ACCORDANCE WITH THIS AGREEMENT; (II) PROVIDE DELL WITH A MODIFIED, NON-INFRINGING VERSION OF THE PRODUCTS, PROVIDED THE MODIFICATIONS MATERIALLY CONFORM TO THE SPECIFICATIONS; OR (III) FULLY REFUND TO DELL ALL AMOUNTS PAID TO LICENSOR FOR THE PRODUCTS.

     9.3 Dell agrees to notify Licensor promptly of any suit or claim of which it has knowledge, and furnish Licensor with a copy of each communication, notice, or other similar materials received by Dell relating to any suit or claim. Licensor will conduct the defense or settlement of all matters indemnified under this agreement or any related negotiations at Licensor's expense. Licensor will keep Dell informed at all times as to the status of Licensor's efforts and consult with Dell concerning these efforts. Dell will provide, at the expense of Licensor, reasonable information and assistance as is requested by Licensor in connection with any suit or claim. Dell will have the option to be represented by separate legal counsel, at Dell's expense.

     9.4 Licensor will have no obligation under this Section 9 to the extent any claim of infringement resulting from an unauthorized modification of the Products by Dell to the extent such a claim is caused by such modifications, from any combination, operation, or use of the Products with systems other than those contemplated by this Agreement or the Specifications or that may otherwise be approved by Licensor, or from Dell's failure to implement any update provided to Dell by Licensor.

10.  Limitation of Liability.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     10.1 LICENSOR SHALL NOT BE LIABLE FOR ANY AMOUNTS IN EXCESS OF [*] BY LICENSEE FOR PRODUCT AND SERVICES. THIS [*] LIMITATION WILL NOT APPLY TO OBLIGATIONS OF LICENSOR ARISING OUT OF SECTION 9 ("PROPRIETARY RIGHTS; INDEMNIFICATION") OR A BREACH OF SECTION 14
           ("CONFIDENTIALITY").

     10.2 UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL,OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF DATA, OR BUSINESS, WHETHER OR NOT THE PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF THESE DAMAGES, EXCEPT FOR LIABILITY ARISING UNDER SECTION 9 ("PROPRIETARY RIGHTS; INDEMNIFICATION") OR A BREACH OF SECTION 14 ("CONFIDENTIALITY").

     10.3 COURT AWARDS OR AGREED UPON SETTLEMENTS FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES SHALL NOT EXCEED [*].

11.  Services - Training; Support; Deployment, Consulting.

     11.1 Licensor will provide Dell with training with respect to the Products as stated on Schedule C.

     11.2 Licensor will provide Dell with support, maintenance, assistance, updates and upgrades with respect to the Products as stated in
           Section 7 ("Warranty; Disclaimer") and on Schedule E. Licensor will provide Dell with sixty (60) days prior notice of the expiration of these services.

     11.3 Licensor will provide Dell with consulting or deployment services in accordance with Schedule D (Professional Services).

12.  Term and Termination.

     12.1 This Agreement will begin as of the Effective Date, and unless terminated earlier as provided in this Agreement, will continue until Dell terminates this Agreement for cause (i) upon thirty (30) days prior written notice to Licensor, (ii) for cause of a breach, if the breach has not been cured within that 30 day period; (iii) immediately upon written notice if Licensor becomes insolvent or declares bankruptcy, (iii) immediately upon written notice if a petition is filed in any court and not dismissed in ninety (90) days to declare Licensor bankrupt or for Licensor's reorganization under the United States bankruptcy act or any similar statute; (iv) immediately upon written notice if Licensor consents to the appointment of a Trustee in Bankruptcy or a Receiver or similar entity; or Licensor is bought [*].

     12.2 Licensor may terminate this Agreement for cause (i) upon thirty (30) days prior written notice to Dell of a breach, if the breach has not been cured within that 30 day period; (ii) upon thirty (30) days prior written notice if Dell attempts to make an assignment in violation of this Agreement, if the breach has not been cured within that 30 day period; (iii) immediately upon written notice if Dell becomes insolvent or declares bankruptcy, (iv) immediately upon written notice if a petition is filed in any court and not dismissed in ninety (90) days to declare Dell bankrupt or for Dell's reorganization under the United States bankruptcy act or any similar statute; or
(v) immediately upon written notice if Dell consents to the appointment of a Trustee in Bankruptcy or a Receiver or similar entity.

     12.3 Upon written notice, Dell may, at any time and for whatever reason, terminate for convenience any Professional Services provided hereunder including without limitation deployment services, training or support with five (5) days prior written notice. Dell shall pay for all services actually performed up to the date of service termination. Dell may also choose not to renew maintenance services. Termination of the services under this paragraph shall not terminate this Agreement.

     12.4 In the event of termination in accordance with 12.2 or expiration of this Agreement, Dell will i) cease all internal use of the Products, including any use by a third party (other than a Dell Customer) who is using the Products on behalf or in support of Dell, and make reasonable efforts to return to Licensor, or destroy, all copies of the Products; and ii) cease to resell, bundle, or distribute any Products to Dell's Customers. If Dell has exercised


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

its right to additional support, Licensor will refund to Dell a pro rata amount of any annual support and maintenance fees within thirty (30) days of notice of termination.

13.  Disputes.

     13.1 Before either party initiates a lawsuit against the other relating to a dispute under this Agreement, the parties agree to work in good faith to resolve between them all disputes and claims arising out of or relating to this Agreement, the parties' performance under it, or its breach. To this end, either party may request, after informal discussions have failed to resolve a dispute or claim, that each party designate an officer or other management employee with authority to bind the party to meet in good faith and attempt to resolve the dispute. During their discussions, each party will honor the other's reasonable requests for information relating to the dispute or claim. This Section will not apply should the expiration of the statute of limitations for a cause of action be imminent.

14.  Confidentiality

     14.1 Licensor and Dell acknowledge that, in the course of dealings between the parties, each party may acquire information or materials about the other party, its business activities and operations, its technical information and trade secrets, which are of a confidential or proprietary nature. Information will be treated as confidential (i) if it is marked or accompanied by documents clearly and conspicuously designating them as "confidential" or the equivalent; or (ii) if it is identified by the disclosing party as confidential before, during or promptly after the presentation or communication. Each party will use the same degree of care, but no less than a reasonable degree of care, as the party uses with respect to its own similar information to protect the information and to prevent (i) any use of information not authorized in this Agreement, (ii) dissemination of information to any employee of the party without a need to know, (iii) communication of information to any thirty party, or (iv) publication of information. These restrictions of confidentiality will not apply, however, to any information which (i) was known to the receiving party before receipt from the disclosing party; (ii) is or becomes publicly available through no fault of the receiving party; (iii) is rightfully received by the receiving party from a third party without a duty of confidentiality;
(iv) is disclosed by the disclosing party to a third party without a duty of confidentiality on the third party; (v) is independently developed by the receiving party without a breach of this Agreement; or (vi) is disclosed by the receiving party with the disclosing party's prior written approval. If a receiving party is required by a government body or court of law to disclose information, the receiving party agrees to give the disclosing party reasonable advance notice so that disclosing party may contest the disclosure or seek a protective order. Each party warrants that it has the right to disclose its confidential information. Each party agrees to use reasonable efforts to return to the other party, or to destroy (and to certify the destruction in writing to the other party), all materials containing any confidential information of the other party, regardless of the media and regardless of by whom prepared, within ten (10) days after demand for the materials or in any event within ten (10) days after termination or expiration of this Agreement. The parties further agree that this section will remain in effect for a period of three (3) years from the termination date of this Agreement.

     14.2 Both parties agree that by disclosing information under this Agreement, the disclosing party does not grant to the receiving party any express or implied right or license under the disclosing party's, or any of its affiliate's, patents, copyrights, trademarks, trade names, service marks, proprietary designations, or other intellectual property.

     14.3 Title. Except for ownership of the media on which the Licensor delivers the Licensed Products to Licensee, this Agreement grants Dell no title or rights of ownership in the Products. Except as otherwise set forth in a separate Schedule or Agreement, all Products furnished by Licensor, and all copies thereof made by Dell, including translations, compilations, and partial copies, and all patches, revisions, and updates thereto are and shall remain the property of Licensor or Licensor's licensors, as applicable.

     14.4 Both parties agree that the receiving party may allow access of the disclosing party's confidential information to agents or contractors who are working on behalf of the receiving party and have a need to know under this Agreement and who are under a written confidentiality agreement protecting such information.

15.  Customer and Third Party Use

     15.1 Dell is authorized to use the Products to support its Customers (for this Agreement the term "Customer(s)" shall mean any individual or corporation who has purchased a computer from Dell and who Dell has a requirement to provide technical support to that individual or corporation).

     15.2 Dell may bundle with its product offering or provide access to its Customers the Licensor Product called "[*]." Dell agrees not to i) modify the [*], or ii) remove, modify or otherwise alter the Motive brand name on the [*]. Dell will only provide access (of the [*]) to its employees, contractors or others engaged by Dell solely for the purpose of providing technical support to its Customers through a licensed Licensor server Product. The [*] will be provided royalty free into perpetuity.

     15.3 Except for use of the [*] as outlined in paragraph 15.2, The Licensed Products may only be used by i) employees of Dell, or ii) contractors/agents of Dell who are under a written non-disclosure agreement with Dell which will protect Licensor's Products and who are performing services solely for Dell's benefit.

     15.4 If Dell subcontracts its internal technical support or the support obligations of its products to a third party (contractor or agent) such third party will be authorized to use the Products provided i) there is a written agreement in place between Dell and the third party that governs and protects the Licensor, its Products, and its Confidential Information to the same degree as provided under this Agreement; ii) that the third party uses the Products solely on behalf of Dell to support Dell or fulfill Dell's support obligations to its Customers and no other customers of the third party; and iii) upon completion or termination of the subcontracting agreement between Dell and the third party, all Licensor's Products and Confidential Information be returned to Dell.

16.  General.

     16.1 Amendments; Waiver. This Agreement may not be amended except by a subsequently dated written instrument signed on behalf of both parties by a duly authorized person. No waiver of any term or condition is valid unless it is in writing and signed by a duly authorized person of the party charged with the waiver. A valid waiver is limited to the specific situation for which it was given.

     16.2 Assignment. This Agreement may not be assigned, in whole or in part, by either party without the prior written consent of the other party, which the other party will not unreasonably withhold, condition or delay except that Dell may assign this Agreement, or any of its rights or obligations under this Agreement, to any of DCC's majority owned subsidiaries or affiliates without consent of Licensor. Any attempted assignment in violation of the foregoing will be void.

     16.3 Compliance. Licensor agrees to comply with all applicable laws, rules, regulations and orders of the United States and any other state or country with jurisdiction over Licensor or Licensor's activities in performance of its obligations under this Agreement, including without limitation all applicable import or export regulations and all licensing or permitting requirements.

     16.4 Construction. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

     16.5 Counterparts; Translations. This Agreement may be executed in two or more counterparts in the English language, and each counterpart will be deemed an original, but all counterparts together will constitute a single instrument. The English language version of this Agreement will control regardless of any subsequent translations of this Agreement.

     16.6 Forms. Dell and Licensor agree that use of preprinted forms, such as acknowledgments or invoices, is for convenience only and all terms and conditions stated on the forms are void and of no effect.

     16.7 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUSIVE OF ANY PROVISIONS OF

* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS AND WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     16.8 Headings. The headings contained in this Agreement are for the purposes of convenience only and are not intended to define or limit the contents of this Agreement.

     16.9 Exclusivity. Licensor grants to Dell an exclusive, irrevocable, worldwide, royalty-free, fully paid-up license to the unique Dell libraries (external to the map) created, developed or otherwise generated by Dell (hereinafter called "Dell Libraries") through use of the Product customer map applications. The Dell Libraries shall be considered Confidential Information of Dell. However, this section 16.9 does not prevent Motive or any other third party from independently creating similar maps which may perform similar functionality or Motive's use of residual knowledge associated with the Dell Libraries.

     16.10 Independent Contractors. The parties are independent contractors and neither party is an employee, agent, servant, representative, partner, or joint venture of the other. Neither party has the right or ability to bind the other to any agreement with a third party or to incur any obligation or liability on behalf of the other party without the other party's written consent. Licensor will be solely responsible for all materials and work until Acceptance by Dell, and Dell will have no direction or control of Licensor, or any person employed by or contracted for by Licensor, except in the results to be obtained.

     16.11 Notices. Any notice or other communication (other than telephone maintenance or support or requests for maintenance or support) must be in writing, in English, and either actually delivered (including delivery by facsimile, telex, courier or similar means) or deposited in the United States mail in registered or certified form, return receipt requested, postage prepaid, addressed to the receiving party at the address stated below or to another address as the party may indicate by notice in accordance with this Section. Notice will be effective on the date that it is delivered or, if sent by mail in accordance with this Section, five (5) days after the date of mailing.

            For Dell:
                Name:       Dell Computer Corp.
                Address:    One Dell Way
                            Round Rock, TX 78682
                Telephone:  [*]
                Fax:        [*]

                With a copy to: Attention: Legal Department

            For Licensor:
                Name:       Motive Communications
                Attn:       Christopher Burch
                Address:    2112 Rutland, Suite 150
                            Austin, TX 78758
                Telephone:  [*]
                Fax:        [*]

     16.12 Records. Licensor agrees to maintain, during the term of this Agreement and for three (3) years thereafter, accurate and legible written records in English, utilizing generally accepted accounting principles, of all payments made by Dell under this Agreement. Dell may request and receive copies for review and audit of these records during this period.

     16.13 Severance. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is found to violate a law, it will be severed from the rest of the Agreement and ignored.

     16.14 Survival of Terms. Regardless of the circumstances of termination or expiration of this Agreement, the provisions of Sections 1.1, sentences 3 - 6, 8 ("Proprietary Rights; Indemnification"), 9 ("Limitation


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

of Liability"), 11(c) ("Term and Termination"), 12 ("Disputes"), 13 ("Confidentiality"), and 14 ("General") will survive the termination or expiration of this Agreement and continue according to their terms.

     16.15 Time. Whenever reference is made in this Agreement to "days," the reference means calendar days, not business days, unless otherwise specified.

     16.16 Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and merges all prior written or oral communications, understandings, and agreements with respect to the subject matter of this Agreement.

     16.17 Verifications of Products Deployed. Upon reasonable advance notice to Dell and on a noninterference basis with Licensee's normal business operations, Licensor has the right to do a check-up of the quantity of Products Dell has placed into use under this Agreement. Such check-up shall not be conducted more frequently than once per year.

     16.18 U.S. Government End Users ("Government"). The Product and its related documentation are provided with "Restricted Rights" unless the Government agrees to other terms. Use, duplication or disclosure by the Government is subject to the restrictions set forth in FAR clause 52.227-14 (Alternate III) or FAR Clause 52.227-19. Unpublished-All Rights Reserved Under the Copyright Laws of the United States.

     16.19  Export Law Controls; Export Assurance Declaration.

     (a) Both parties agrees to comply with all export and re-export restrictions and regulations imposed by the governments of the United States or the country to which the Product is shipped to Dell. Neither party will commit any act or omission which will result in a breach of any such Export Requirements. Both parties agree that it will comply in all respects with any governmental laws, orders or other restrictions on the export of Licensed copies of its Product(s) (including any related information and documentation) which may be imposed from time to time by the government of the United States or the country to which the parties Product(s) are shipped. ("Export Requirements"). This Section shall survive the expiration or termination of the license or this Agreement.

     16.20 The Motive enterprise server architecture can support a minimum of [*]. However, the actual number of [*] which can actually be supported by a given Motive sever will depend on the server hardware and transaction volume.

     16.21 Licensor will deliver to Dell the latest release/version of Motive software when the contract is executed by both parties.

     16.22  Public Announcement

     a) At the time of Agreement execution, Licensor may announce the relationship between Licensor and Dell as it relates to the pilot phase of this Agreement. This announcement shall be coordinated and subject to the approval of Dell prior to publication.

     b) Upon completion of an agreement to license the Licensed Products on an enterprise basis, Licensor may announce this new phase of the business relationship. The contents of this announcement shall be coordinated and subject to the approval of Dell prior to publication.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives, to be effective as of the Effective Date stated above.



DELL PRODUCTS L.P.                       DELL PRODUCTS L.P.


By: /s/ Gary Cotshott  12/4/98           By: /s/ Mike Clifford  12/4/98
    --------------------------------         -----------------------------------
Printed Name:  Gary Cotshott             Printed Name:  Mike Clifford
Title:  Exec. V. P. of Customer Service  Title:  CIO


LICENSOR                                 LICENSOR
MOTIVE                                   MOTIVE


By: /s/ Scott Harmon                     By: /s/ Christopher A. Burch  12/4/98
    --------------------------------        ------------------------------------
Printed Name: Scott Harmon               Printed Name:  Christopher A. Burch
Title:  President and CEO                Title:  Manager of Contract Services

                                  SCHEDULE A
                                 Pilot Program

This Schedule is subject to the terms and conditions of the Software License Agreement (the "Agreement") between Motive Communications ("Licensor") and Dell Products L.P. ("Dell") effective as of December 2, 1998.

Purpose

Under the terms set forth below, Licensor has agreed to provide Product and services allowing Dell to initiate a Pilot Program to test the value of the Product. This Pilot Program or the results therefrom in no way obligates Dell to purchase any further Products or services from Motive. All of the terms of the Agreement shall apply to this Pilot Program and the provision of Product and services to Dell by Licensor.

1.   Quantity and Prices

Product
-------

                                                                                                   Support
Qty        Item                    Description                                   Price             Services
------------------------------------------------------------------------------------------------------------------
[*]        [*]                     [*]                                           [*]               [*]

------------------------------------------------------------------------------------------------------------------
[*]        [*]                     [*]                                           [*]               [*]

------------------------------------------------------------------------------------------------------------------
[*]        [*]                     [*]                                           [*]               [*]
------------------------------------------------------------------------------------------------------------------
[*]        [*]                     [*]                                           [*]               [*]
                                 ---------------------------------------------------------------------------------

                                   Total Software Price                          [*]               [*]
------------------------------------------------------------------------------------------------------------------

Deployment Services

The deployment services will be completed when accepted by Dell. Such services shall be deemed accepted when they fully perform in accordance with their intended purpose. Upon acceptance, Dell shall provide written notice.

Qty.        Item                    Description                                  Price
-------------------------------------------------------------------------------------------------------------
[*]         [*]                     [*]                                          [*]
-------------------------------------------------------------------------------------------------------------
[*]         [*]                     [*]                                          [*]
-------------------------------------------------------------------------------------------------------------
[*]         [*]                     [*]                                          [*]
-------------------------------------------------------------------------------------------------------------
                                    Total Price                                  [*]
                                                                               ------------------------------

2.   Documentation

     For use of the Products under this Pilot Program, Licensor shall provide to Dell the following documents:

     a   Motive System Release 1.0 Notes
     b.  Motive System Concepts
     c.  [*] User's Guide
     d.  Motive Support Desktop User's Guide
     e.  Motive Server Administrator's Guide
     f.  Motive [*] Author's Guide
     g.  Motive System Documentation Errata


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

3.   Delivery

The Product is delivered shall be delivered on CD. The Documentation shall be delivered in written form.

4.   TYPE OF LICENSE:

          Single User License
     ---
      X   Network License
     ---
             [*]  File Servers (insert number)
             ---
             [*]  Users (insert number)
             ---
          Enterprise License
     ---

5.   Specifications:

     Product
     -------

     Both parties acknowledge that this Pilot Program shall incorporate all specifications (the "Specifications") set forth in the Documentation above. As such, the Product should operate in accordance with the Documentation and Specifications.

     Deployment Services
     -------------------

     As a part of the Pilot Program, Licensor agrees to perform the following services:

     A. Motive Up ad Running Service (MOT-UPRUN):
     --------------------------------------------

     Motive Up-and-Running Services provide the expertise to assist in the installation, configuration, and operation of the Motive System. The following services are included in the program:

     Installation

     .  Installation of [*] Motive System Server
     .  Installation of [*] Support Desktops
     . Installation of [*] install package for Motive Customer Assistant . Installation of [*] Motive Customer Assistants

     Configuration
     .  Configuration of Support Roles
     .  Configuration of up to ten Incident Queues
     .  Configuration of Routing file for Incident Queues
     .  Configuration and setup of five Support Engineers
     .  Configuration of MOTPREFS

     Customization
     .  Customization of graphical layout of [*] templates
     .  Customization of Contact Information HTML document

     Education/Training
     . Mentored training of one Support Engineer on administration of the Motive System
     . Training of five Support Engineers on Map Building, [*] publishing, and Support Desktop use

     B. Motive Custom Map Service (MOT-MAP):
     ---------------------------------------


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

       The Motive Custom Map Service provides the Motive consulting resources to develop and install a set of core Motive Maps required to implement the Motive System in Dell's support model and an initial target customer segment. Motive Maps are a set of configurable commands that take an existing support process and implement it as a reusable automated component of in the Motive System. The Motive Custom Map Service consists of the generation of [*] custom maps for any applications running on Motive supported platforms or "problem areas" identified by Dell. An application is a single executable and does not encompass a "system" such as large-scale ERP systems. A problem area can be such items as network problem identification or printer problem identification.

  C. Motive Integration Services (MOT-IS):
  ----------------------------------------

       The Motive Integration Services provide the Motive consulting services required to integrate the Motive System into [*] based call tracking environment. The Motive Integration Service will provide the resources required to create a [*] for use with the Motive System 1.0. This [*] will open a trouble ticket in the [*] when an incident is electronically submitted to the Dell Support Organization through the Motive System. Additionally, the [*] will close the trouble ticket in the [*] when the closure is initiated in the Motive System.



IN WITNESS WHEREOF, the parties have executed this Schedule A by their duly authorized representatives, to be effective as of the Effective Date stated above.

DELL PRODUCTS L.P.                       DELL PRODUCTS L.P.


By: /s/ Gary Cotshott  12/4/98           By: /s/ Mike Clifford   12/4/98
    --------------------------------         -----------------------------------
Printed Name:  Gary Cotshott             Print Name:  Mike Clifford
Title:  Exec. V. P. of Customer Service  Title:  CIO



LICENSOR                                 LICENSOR
MOTIVE                                   MOTIVE


By: /s/ Scott Harmon                     By: /s/ Christopher A. Burch   12/4/98
    --------------------------------         -----------------------------------
Printed Name:  Scott Harmon              Printed Name:  Christopher A. Burch
Title:  President and CEO                Title:  Manager of Contract Services


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE B
                            Volume Purchase Pricing

This Schedule is subject to the terms and conditions of the Software License Agreement (the "Agreement") between Motive Communications ("Licensor") and Dell Products L.P. ("Dell") effective as of December 2, 1998.

PURPOSE

Prior to the purchase of any Product under this Schedule, both parties have agreed to engage in the Pilot Program attached hereto as Exhibit 1. For purchase of Product under this Schedule, Dell has engaged Licensor to provide the Product below to perform customer support services to lessen the queue times.

PRODUCT DESCRIPTION

Upon receipt of an Order stating quantity, under this Schedule, Licensor shall provide the following products (collectively the "Products"):

     a.   [*]
     b.   [*]
     c.   [*]
     d.   [*]

1.   PRICES

     Except as set forth in Attachment 1 (Pilot Program), the Prices below shall apply to the purchase of Products under this Schedule.

     For a [*], ending [*], Dell may purchase new or additional Licensor Products or Professional Services (excluding maintenance fees and taxes) at the following discounts off Licensor's then current commercial price list:

---------------------------------------------------------------------------------------------
Net [*]                                              Discount off List Price on dollars
Dollars (Jan  Dec)                                   in range
---------------------------------------------------------------------------------------------
[*]                                                  [*]
---------------------------------------------------------------------------------------------

     The following additional terms apply to purchases made under this Table A:

     1. [*] dollars volume applies to Product License and Professional services fees for [*] or [*] in support of Dell's Customer(s).
     2. [*] dollars calculated on an [*] basis ([*]).
     3. Discount applies to all generally released [*] and [*].
     4. Purchases made under a [*] will apply to the [*] dollar volume under this Table A.
     5. The discount applicable to the then current year will be based on the [*] volume of purchases made the prior year.
     6. Purchases which cross over discount ranges will be applied according to the dollar volume applicable to each range.

     For a [*], ending [*], Dell may purchase Motive Support Analyst Package Licenses ("SA Licenses") excluding maintenance fees and taxes, in accordance with the following individual lump sum purchase levels. If Dell makes a lump sum purchase of at least [*] SA Licenses by [*], the purchase levels and pricing validity period of this Table B will be extended by [*].

Number of Support Analyst Seats                     Effective per SA Unit
                                                            Price
-----------------------------------------------------------------------------
                      [*]                                    [*]
-----------------------------------------------------------------------------


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     The following additional terms apply to purchases made under this Schedule:

     1. [*] SA License includes: [*] Motive [*] License and [*] Motive
        [*] and [*] licenses required to support licensed number of Motive [*] license.
     2. SA License for internal use or use in support of Dell's [*] only.
     3. An SA License is required per each Dell support analyst.
     4. The SA License purchase option pricing is not subject to further discounts listed under Table A above.
     5. The pricing and number Support Analyst Seats under this Table B are [*], the pricing is based on each individual [*] purchase.
     6. To determine the [*] amount for an individual purchase under this Table B, multiply the number of SA Licenses being purchased by the SA Unit Price shown on Table B.
     7. On the date this Schedule B is fully executed, including a period of [*] prior and [*] after execution of this Schedule B, Licensor affirms that it has not licensed the Products contained in this Agreement to [*] Dell under similar quantities, terms, and other considerations. At the end of this [*] period, parties may enter into further pricing discussions.

PARTIES WILL CONTINUE TO DISCUSS PRICING IN THIS SCHED ULE B, WITH A GOAL OF FINALIZING SUCH NEW SCHED ULE B WITHIN TWO (2) WEEKS OF AGREEMENT EXECUTION. UNDER NO CIRCUMSTANCES WILL THE PRICES EXCEED WHAT IS EXHIBITED IN THIS SCHEDULE B.

2.   DOCUMENTATION:

For use of the Products, Licensor shall provide to Dell the following documents:

     a.  Motive System Release 1.0 Notes
     b.  Motive System Concepts
     c.  [*] User's Guide
     d.  Motive Support Desktop User's Guide
     e.  Motive Server Administrator's Guide
     f.  Motive [*] Author's Guide
     g.  Motive System Documentation Errata

3.   DELIVERY FORMAT:

     The Product is delivered shall be delivered on CD. The Documentation shall be delivered in written form.

4.   TYPE OF LICENSE:

          Single User License
     ---
      X   Network License
     ---
               File Servers (insert number)
          ---
               Users (insert number)
          ---
          Enterprise License
     ---

5.   SPECIFICATIONS:

     Both parties acknowledge that this Schedule shall incorporate all specifications (the "Specifications") set forth in the Documentation above. As such, the Product should operate in accordance with the Documentation and Specifications.

6.   ADDITIONAL TERMS

     The following terms shall supply and modify the Agreement:

     1. Source Code. The following source code release incident will be added as 7.1(c):


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     c) If Licensor or Licensor's controlling entity is acquired (by merger, sale of substantially all assets or acquisition of stock representing a majority of the voting power of all Licensor securities with respect to election of directors) by [*].

     2. Termination

     In the event that ownership of Motive and / or the Licensed Products covered by this Agreement is transferred in full or in. part to a [*], Dell may terminate existing maintenance and be entitled to a prorated refund of any unused maintenance amount.

IN WITNESS WHEREOF, the parties have executed this Schedule B by their duly authorized representatives, to be effective as of the Effective Date stated above.

DELL PRODUCTS L.P.                      DELL PRODUCTS L.P.


By: /s/ Gary Cotshott  12/4/98          By:  /s/ Mike Clifford  12/4/98
   -----------------------------             ----------------------------------
Printed Name:  Gary Cotshott            Printed Name:  Mike Clifford
Title: Exec. V. P. of Customer Service  Title:  CIO



LICENSOR                                LICENSOR
MOTIVE                                  MOTIVE


By:  /s/ Scott Harmon                   By: /s/ Christopher A. Burch   12/4/98
    -----------------------------           ------------------------------------
Printed Name:  Scott Harmon             Printed Name:  Christopher A. Burch
Title:  President and CEO               Title:  Manager of Contract Services


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE C

TRAINING

                                  Attachment 1
                            Additional Opportunities

Dell and Licensor hereby agree to continue discussions on a further business relationship. Both parties agree that these discussions are separate and independent discussions. Furthermore, if the parties agree to proceed with any opportunity. Implementation of any of the opportunities below may require either a new Schedule or a new Agreement.



1. Beta Program. Licensor will provide Dell with early access to new updates and products under a Beta Program. Such program will be coordinated by the parties and will allow Dell to test and evaluate the new products on an "as is basis" for a period of [*] days.

2. Reseller Agreement. Dell and Licensor will begin good faith discussions associated with the requirements involving a potential reseller relationship.

3. Licensor will review whether the Products are compliant with the Microsoft Server Design Guidelines as per the Microsoft Logo program. Licensor will notify Dell in writing of the extent of compliance for all Products under this agreement. Licensor will determine if any changes are needed to bring such Products into compliance and will make changes if Licensor determines this meets future marketing plans for these Products.

4. [*]. Dell and Licensor will begin discussions associated with entering into a separate agreement involving the issuance of [*].

5. Customer and Third Party Use: Parties will work in good faith toward Dell having the right to deploy the [*] on [*] for support of its customers.

6. Derivative Work: Dell and Licensor may begin good faith discussions concerning exclusive derivatives from the Motive software which would be done under a separate agreement with separate terms and conditions.

*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Schedule D - Professional Services

This Schedule is subject to the terms and conditions of the Software License Agreement (the "Agreement") between Motive Communications ("Licensor") and Dell Products L.P. ("Dell") effective as of December 2, 1998.


     1.0 Licensor Professional Services (hereinafter "Professional Services"). If ordered by Dell, the following terms and conditions shall apply to professional services supplied by Licensor.

     (a) Term of Professional Services. The "Term of Professional Services" will begin and terminate on the dates or times defined in Dell's Purchase Order and/or Quotation which has been accepted by an official of both parties unless earlier terminated pursuant to paragraph (d) below.

     (b) Scope of Professional Services. The scope of Professional Services provided hereunder consist solely of delivery of Product installation, deployment assistance and/or non-formal Product training and such Services provided to Dell by Licensor shall not constitute works for hire.

     (c) Fees and Expenses. Services are provided on either:

           (i) a time and materials basis in which the fees for Services are defined in Licensor's Quotation or, where no Quotation is provided, fees shall be as stated in Licensor's current, price list applicable to the territory for such Services. Fees and charges are due [*] days after the date of invoice by Licensor. Invoices may be published on a monthly basis or at the completion of Services. Reasonable expenses for travel and lodging directly related to the performance of Services, will be paid by Dell as reimbursable expenses. Dell will have the right to refuse any expenses deemed inappropriate

           (ii) a fixed term basis for select deployment Packages as generally offered by Licensor. Deployment Packages will be specified in the invoice. The deployment services to be provided for the deployment packages shall be defined in the Deployment Package Specifications. Licensor will issue an invoice for deployment packages) price at time the order is placed. [*] of the invoice will be due [*], and the other [*] at the completion of the deployment. The deployment package prices do not include travel and living expenses. Dell will reimburse Licensor for reasonable travel and living expenses. Dell will have the right to refuse any expenses deemed inappropriate. The deliverables for the deployment packages consist solely of deployment services only. No Product delivery, customization, or development will be made under this Addendum.

     (d) Termination or delay of Professional Services. Services may be terminated by Dell at any time for any reason, with or without cause, by giving [*] days prior written notice to the other party; termination shall be effective [*] days after the other party's receipt of notice. Dell shall pay Licensor for services performed up to the date of termination.

     (e) Independent Contractors. Licensor is an independent contractor and is solely responsible for all taxes, withholdings, and other similar statutory obligations including, but not limited to Worker's Compensation Insurance. Nothing herein shall form or be construed to form a joint venture or partnership.

     (f) Performance Standards. Licensor's performance of Professional Services under this Agreement will be conducted with standards of practice common in the industry for such services. Licensor will comply with all applicable laws and Dell safety rules in the course of performing Services.

     (g) Consent to Subcontract. Dell hereby consents for Licensor to subcontract Professional Services to persons or companies qualified and certified by Licensor to provide services on Licensor's behalf Motive shall continue to be liable for the work performed by subcontractors.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Schedule D by their duly authorized representatives, to be effective as of the Effective Date stated above.


DELL PRODUCTS L.P.                      DELL PRODUCTS L.P.


By: /s/ Gary Cotshott  12/4/98          By:  /s/ Mike Clifford
   -----------------------------             ----------------------------------
Printed Name:  Gary Cotshott            Printed Name:  Mike Clifford
Title: Exec. V. P. of Customer Service  Title:  CIO



LICENSOR                                LICENSOR
MOTIVE                                  MOTIVE


By:  /s/ Scott Harmon                   By: /s/ Christopher A. Burch   12/4/98
    -----------------------------           ------------------------------------
Printed Name:  Scott Harmon             Printed Name:  Christopher A. Burch
Title:  President and CEO               Title:  Manager of Contract Services

     SCHEDULE E
                     SUPPORT SERVICES TERMS AND CONDITIONS

This Schedule is subject to the terms and conditions of the Software License Agreement (the "Agreement") between Motive Communications ("Licensor") and Dell Products L.P. ("Dell") effective as of December 2, 1998.

To the extent a Company license or support agreement for a Company product component ("Product Component") provides for support on Company's standard terms, the following will apply so long as they remain Company's standard terms and the licensee is in full compliance with such agreement.

SCOPE OF SUPPORT SERVICES. Company provide the following services for the
-------------------------
Product Component during the hours specified:

 .    Maintain a center capable of receiving information from licensees through the [*], electronic mail, fax, telephone or postal mail.

 .    Information will also be made available via the internet.

 .    Standard support and error correction allow for up to [*] people designated by the licensee to Company in writing to have access to the Company support organization ("Authorized Contact Persons"). Additional contacts may be purchased, if so desired by the customer.

 .    All inquiries to technical support must be made by an Authorized Contact
     Person.

 .    Product Component updates that Company, in its discretion, makes generally available without additional charge.

 .    Company shall accommodate requests for modifications; however, Company is under no obligation to incorporate those requests from licensee in future releases of any product or product component.

 .    From time to time Company may provide licensee with on-site support in the form of installation, configuration, and training assistance.

 .    During the period Customer is covered under Company's Maintenance Plan,
     Company shall make all reasonable efforts, as standard in the industry, to update the [*] to maintain compatibility with the Microsoft Windows operating system. Company agrees to issue an update or revision to its the [*] to maintain compatibility within [*] days of a commercially viable release to such operating system. A version and/or release is "viable" when Customer deems it sufficiently stable for use in its production environment and delivery to its customers.

ERROR SEVERITY LEVELS. Company shall correct any Error reported by Licensee in
---------------------
the current unmodified release of Product Component in accordance with the Severity level reasonably assigned to such Error by Company.

 .    Severity 1 Errors - Company shall promptly commence the following procedures: within [*] for a support request through the Motive system or within [*] of a support request through Standard Support means: (i) assign Company engineers to investigate the Error, (ii) notify Company management that such Errors have been reported and of steps being taken to correct such Error(s); (iii) provide Licensee with periodic reports on the status of the investigation; and (iv) initiate work to provide Licensee with a Workaround or Fix.

 .    Severity 2 Errors - Company shall include the Fix for the Error in the [*]
     Product Component maintenance release.

 .    Severity 3 Errors - Company shall include the Fix for the Error in a future release of the Product Component.

Licensee is responsible for providing sufficient information and data to allow Company to readily reproduce all reported Errors. If Company believes that a problem reported by Licensee may not be due to an Error in a Product Component, Company will so notify Licensee

EXCLUSIONS. Company shall have no obligation to support (i) altered or damaged
----------
Product Component or any portion of a Product Component incorporated with or into other software; (ii) Product Component that is not the then current release or immediately Previous Sequential Release; (iii) Product


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Component problems caused by Licensee's negligence, abuse or misapplication, use of Product Component other than as specified in Company's user manual or other causes beyond the control of Company, or (iv) Product Component installed on any hardware that is not supported by Company. Company shall have no liability for any changes in Licensee's hardware which may be necessary to use Product Component due to a Workaround or maintenance release.

DEFINITIONS.
-----------

 .    "Error" means a defect in a Product Component as compared to Company's published performance specifications which significantly degrades such Product Component.

 .    "Error Correction" means actions taken to correct Errors.

 .    "Fix" means the repair or replacement of object or executable code of a
     Product Component to remedy an Error.

 .    "Previous Sequential Release" means the release of a Product Component which has been replaced by a subsequent release of the same Product Component. Notwithstanding anything else, a Previous Sequential Release will be supported by Company only for a period of [*] months after release of the subsequent release.

 .    "Severity 1 Error" means an Error which impacts production environments only. The Motive System is mission critical and the situation is an emergency for the Customer. This Error prevents the user from performing a mission critical action or task in the system.

 .    "Severity 2 Error" means an error in which a major functionality is experiencing a reproducible problem which causes major inconvenience to the user. A workaround may exist but it has high user impact.

 .    "Severity 3 Error" means an Error in which an important function is experiencing an intermittent problem or a common non-essential operation is failing consistently.

 .    "Support Services" means Company support services as described in Section
     1.

 .    "Standard Support" means technical support assistance provided by Company via telephone, electronic mail, fax, or postal mail to the Technical Support Contact during normal business hours concerning the installation and use of the then current release of a Product Component and the Previous Sequential Release.

 .    "Workaround" means a change in the procedures followed or data supplied by
     Licensee to avoid an Error without substantially impairing Licensee's use of a Product Component.

 .    "Response" means acknowledgement of problem received containing assigned support engineer name, problem queue name, data and time assigned, and severity assignment.

 .    "Regular Hours" means 8:OOAM to 6:OOPM Central Time on Company's regular business days excluding regularly scheduled holidays.

 .    "Extended Hours" means twenty four (24) hours per day, seven days per week.

THESE TERMS AND CONDITIONS DEFINE A SERVICE ARRANGEMENT AND NOT A PRODUCT WARRANTY. ALL PRODUCTS, PRODUCT COMPONENTS AND MATERIALS RELATED THERETO ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE APPLICABLE LICENSE AGREEMENT. THESE TERM AND CONDITIONS DO NOT CHANGE OR SUPERSEDE ANY TERM OF ANY SUCH AGREEMENT.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Schedule E by their duly authorized representatives, to be effective as of the Effective Date stated above.


DELL PRODUCTS L.P.                      DELL PRODUCTS L.P.


By: /s/ Gary Cotshott  12/4/98          By:  /s/ Mike Clifford   12/4/98
   -----------------------------             ----------------------------------
Printed Name:  Gary Cotshott            Printed Name:  Mike Clifford
Title: Exec. V. P. of Customer Service  Title:  CIO



LICENSOR                                LICENSOR
MOTIVE                                  MOTIVE


By:  /s/ Scott Harmon                   By: /s/ Christopher A. Burch   12/4/98
    -----------------------------           ------------------------------------
Printed Name:  Scott Harmon             Printed Name:  Christopher A. Burch
Title:  President and CEO               Title:  Manager of Contract Services

                                   SCHEDULE F

                          Enterprise Pricing Agreement

This Schedule F ("Schedule") is subject to the terms and conditions of the Software License Agreement (the "Agreement") between Motive Communications, Inc. ("Licensor" or "Motive") and Dell Products L.P. ("Dell") effective as of December 2, 1998.


1.   PURPOSE

     Under the additional terms set forth below, Licensor has agreed to provide and Dell agrees to license the following additional Products. Except for those additions or modifications agreed to in this Schedule, all terms and conditions contained in the Agreement shall remain unchanged. The term of this Schedule begins upon full execution thereof and ends [*] (herein after "Term"). By execution of this Schedule, Dell hereby places a firm order for the software programs and services detailed in this Schedule.


2.   PRODUCT DESCRIPTION

Upon execution of this Schedule, Licensor shall provide the following products (collectively the "Products"):

     a) "SA Licenses" - Each "SA License" shall include: [*] License and [*] Motive [*] Licenses (previously referred to as [*] in Schedule B) and Motive [*] Server Licenses needed to support the deployed number of Motive [*] licenses.

     b) "Self Service Licenses" - A ("SSL") license is required for [*] which is receiving, accessing or utilizing the self-healing or self-service functionality. Self-service or self-healing is defined as use of the system or Product to attempt a fix of a customer problem without the assistance of a System Analyst. This will invoke a SSL license fee. The SSL licensing model also includes as many Motive [*] licenses required to support the licensed number of SSL's.

3.   [*] SERVICE

     a) [*] Premium [*] Service - ("[*]") is an [*] service which provides access to a Motive web site that hosts automated software files designed to diagnose and/or resolve technical support problems.

     b) During the [*] after execution of this Schedule, Dell will receive access to and the right to use Motive's [*] Premium [*] Service for [*]. Each year during the Term thereafter, Dell may renew its [*] to [*] for [*] per year. Dell's access to and use of Motive's [*] Premium [*] Service is to provide technical support for its products provided such use is made through a Motive [*] license purchased from Motive

     c)  Motive's [*] Service provides Dell access to the [*] web site. The
         [*] web site contains "[*]" files which are text files or fragments which have been activated by Motive to produce an executable program which is designed to diagnose and potentially repair technical problems being experienced by an end user.

     d) [*] Use Rights. Subject to the terms and conditions of this Schedule and the Agreement, Motive grants Dell an individual, non-sublicensable, non-exclusive and non-transferable right to download and use the [*] to diagnose and/or repair its technical support problems. Except as expressly authorized by Motive, Dell will not use the [*] for timesharing or service bureau purposes or otherwise for the benefit of a third party (other than Dell's Customers) or remove any [*] proprietary notices or labels. Dell acknowledges that Motive and its licensors retain ownership of all [*] including translations,

*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

         compilations, and derivative products, any portions or copies thereof, and all rights therein. Dell will not (and will not allow any third party to) reverse engineer or attempt to discover any source code or underlying ideas or algorithms of any [*]. Dell agrees only to use the [*] diagnostic / repair routines through and in conjunction with licensed Motive server and desktop Software Programs.

     e) Support. For payment of the [*] Premium [*] Fee, Dell will receive access to any updates or modifications made to the [*] web site by Motive. Motive will scan all [*] served on the [*] web site for any known viruses.

     f) Warranty. THE [*] SERVICE IS PROVIDED "AS IS" WITHOUT A PERFORMANCE WARRANTY OF ANY KIND, AND MOTIVE DISCLAIMS ALL WAS, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WAS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. MOTIVE AND ITS LICENSORS, WITH RESPECT TO [*], WILL NOT BE LIABLE IN ANY EVENT FOR LOSS OR INACCURACY OF DATA, OR LOSS OF PROFITS OR REVENUE.

4.   FINANCIAL SUMMARY

     The total initial value of this Schedule is [*] consisting of the Products (as specified in paragraph 6 of this Schedule) and services specifically described in this Schedule:

     Schedule License Fee     [*]
     Year One Maintenance     [*]
          Total               [*]


5.   PAYMENT TERMS

     Dell shall pay Licensor in accordance with the following schedule (all fees exclude taxes):

               Product
     Amount    Notification Date                   Payment Due Date
     ------    -----------------                   ----------------
     [*]       N/A                                 [*]
     [*]       [*]                                 [*]
     [*]       Upon request and delivery of the final [*] Licenses no later than
               [*]

6.   DELIVERY

     By execution of this Schedule, Dell places a firm order for [*] Licenses and [*] SSL Licenses with an option to purchase [*] additional SA Licenses. Each Payment Due Date specified in Section 5 also represents a use authorization date for the specified number of SA Licenses and SSL Licenses. Dell receives the right to use a portion of the [*] SA Licenses and [*] SSL Licenses on these Payment Due Dates. At Dell's direction, each payment will be associated with a combination of additional SA Licenses and SSL Licenses. The total value of the additional licenses shall not exceed the payment amount for that specific Payment Due Date. The value of the licenses shall be based on the unit prices of [*] per SA License and [*] per SSL License. On each of the Product Notification Dates identified in
     Section 5, Dell agrees to provide Motive with a breakout of the number of additional SA and SSL Licenses to be associated with that particular payment amount. If Motive has not received the breakout from Dell within ten (10) days after the Product Notification Date, Motive will provide the Dell contact point (identified below) with a projected breakout number of SA and SSL Licenses to be used. All correspondences will be made either through electronic mail or overnight carrier. If Dell does not respond to the Motive contact point (identified below) with a change to the product breakout within ten (10) days after Motive's notice to Dell, the projected product breakout for that particular payment period as provided by Motive will be deemed accepted by Dell and Dell will pay schedule payment amount. Notwithstanding the forgoing, Dell may not use more licenses than they have procured at the unit values set forth in this Paragraph. The


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     breakout of the number of SA and SSL Licenses to be available for use in conjunction with the [*] payment date is [*] SA Licenses and [*] SSL Licenses. Additionally, upon the final Payment Due Date [*] Dell will have taken delivery of entire [*] SA Licenses and [*] SSL Licenses.

     ---------------------------------------------------------------------------------------------------------
     Total Product Licenses                              Delivery Date

     ---------------------------------------------------------------------------------------------------------
     [*] SSL Licenses                                    Pursuant to Section 6
     ---------------------------------------------------------------------------------------------------------
     [*] SA Licenses                                     Pursuant to Section 6
     ---------------------------------------------------------------------------------------------------------
     [*] SA Licenses                                     Upon Dell's request but not later than [*]
     ---------------------------------------------------------------------------------------------------------


     ---------------------------------------------------------------------------------------------------------
     Dell Contact Point                                      Motive Contact Point
     ---------------------------------------------------------------------------------------------------------
     Dell Products L.P.                                      Motive Communications, Inc.
     Attn: Strategic Business Management                     Attn: Contract Manager
     One Dell Way                                            9211 Waterford Centre Blvd, Suite 100
     Round Rock, TX 78682                                    Austin, TX 78758
     [*]                                                     [*]
     ---------------------------------------------------------------------------------------------------------

7.   NON-DELIVERY OF FINAL SA LICENSES

     If Dell chooses not to purchase the final [*] SA Licenses by [*], the following will occur:

     a) Motive will invoice Dell a cancellation fee of [*] on [*]. This cancellation fee represents the SA License per unit fee difference between [*] and [*] (a [*] delta) times the [*] SA Licenses actually taken.

     b) The unit purchase price for additional SA Licenses purchased during the Term will increase from [*] to [*].


8.   ADDITIONAL LICENSE PURCHASES

     a) Dell may purchase additional SA Licenses at [*] per license in [*] during the Term provided Dell takes delivery and makes scheduled payments for all [*] SA Licenses by [*]. If Dell chooses not to purchase the final [*] SA Licenses by [*], the unit purchase price for SA Licenses will increase from [*] to [*].

     b) Dell may purchase additional SSL Licenses at a unit rate of [*] in quantities of [*] during the Term.

9.   SOFTWARE MAINTENANCE

     a) Dell may continue to renew maintenance covering all internal use licensed Products for Years [*] by paying Licensor the charges defined below for [*] annual software maintenance:

                             Annual  Monthly
     Maintenance Year        Maintenance Fee  Payment Amount
     ----------------        ---------------  --------------
           [*]                     [*]             [*]


     b) The above Maintenance Fees include the renewal maintenance fees for i) all licenses currently purchased under this Schedule, ii) all additional licenses purchased in accordance with this Schedule, and
          iii) the Pilot Program licenses purchased [*]. All maintenance fees are hereby made co-terminus.

     c) The above annual Maintenance Fees will be paid in advance on a monthly basis in accordance with the payment amounts identified above.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

10.  TEST/LABORATORY USE

     Dell shall that the right to deploy at any time during the Term up to [*] of the total purchased SA Licenses at [*] for training testing/laboratory use, educational and backup purposes.

11.  LICENSEOR PROFESSIONAL SERVICES ("Professional Services")

     Dell shall be entitled to a [*] discount on Motive's then current professional services daily labor rates during the Term if ordered in [*] day increments. In return, Dell agrees to provide reasonable efforts to forecast services [*] days in advance. Any extended term project engagements ([*] or more) shall be bid separately and subject to [*] based on term and nature of project.

12.  RESELLER DISCOUNT FOR "CABLE GUY" PRODUCTS

     Dell shall be entitled to a minimum [*] reseller discount off the "Cable Guy" products) list price for the resale of the Motive's Cable Guy products) into Dell's accounts during the Term. Actual discounts shall be established and based on an annual volume schedule. In addition, the parties agree to work together to establish a reference fee model for any Dell "Cable Guy" customers) which purchase any type of potential Cable Guy upgrade license directly through Motive.

13.  SUPPORT FOR NON-DELL SYSTEMS

     For Enterprise-class customers only, and those customers which have an on-premise, heterogeneous "Cable Guy" license purchased from either Motive or an authorized Motive Reseller, Dell shall have the right to support [*] provided such systems have a Self Service License.

14.  DELL'S PRODUCT INFORMATION RIGHTS

     Motive will disclose, on a regular basis determined in advance, its future technology roadmap and product release plans. The purpose of these technology/product reviews would be to give to [*], as well as [*] into important product capabilities. Motive will also agree to provide Dell with early development releases of technology, [*] are commercially available via commercial beta test agreements. Motive would agree to stipulate that such joint planning and information sharing would be at a [*] by [*].

     With respect to new products or business initiatives that Motive has unilaterally developed internally without any input from non-Motive personnel or in conjunction with another entity, Motive agrees to approach Dell no later than the time frame in which they approach or brief any other third party with such opportunities. Motive agrees that Dell's request to participate in said opportunity shall not be unreasonably refused.


15.  FAVORED CUSTOMER CLAUSE
     -----------------------

     During the Term of this Schedule F, Motive affirms that it will not license the Products contained in this Schedule to other Motive customers for a better price than those charged Dell under similar quantities, terms, and other considerations. If, during the Term, it is found that Motive is offering a pricing model which is more favorable than the model under which this Schedule was developed at similar quantities, terms, and other considerations, Motive will apply the new model only to additional purchases made by Dell. At the end of this period, parties may enter into further pricing discussions.


16.  PUBLIC ANNOUNCEMENT AND REFERENCE ACCOUNT

     a) Dell agrees to be a reference account of Licensor and will assist with answering a reasonable number of Licensor potential customer inquiries concerning the Licensor Products.


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

     b) At the time of Schedule execution, Dell will support a major press releases announcing the agreement and how Dell will use Products to support its enterprise from a business perspective. The announcement shall be coordinated and subject to approval of Dell prior to publication, such approval shall not be unreasonably withheld.

17.  SCHEDULE CONFIDENTIALITY

     The parties agree that the pricing, quantities, terms and conditions of this Schedule are Confidential Information and except as otherwise agreed (specifically under Section 10 above) shall not be disclosed to or discussed with any third party unless they are agents or contractors who are under a nondisclosure agreement with Dell. Therefore, the parties agree to treat this Schedule as Confidential Information and shall protect it in the same manor as they protect their own Confidential Information.


18.  DOCUMENTATION

     For use of the Products, Motive shall provide to Dell the following documents:

     Motive System Getting Stated
     [*] User's Guide for Windows
     Motive Support Desktop User's Guide
     Motive Studio User's Guide
     Motive Map Creator's Guide for Windows
     Motive Advanced Map Command Reference for Windows
     Motive System Release Notes

19.  SPECIFICTIONS

     Both parties acknowledge that this Schedule shall incorporate all specifications (the "Specifications") set forth in the Documentation above. As such, the Product should operate in accordance with the Documentation and Specifications.

20.  MISCELLANEOUS

     a) For purpose of this Schedule, Paragraph 6.3, Acceptance testing for a new Licensor product, shall not apply to the Products and services provided under this Schedule.

     b) Software Warranty. Motive shall provide a warranty, in accordance with Paragraph 8.6 of the Agreement, that the software licensed to Dell under this Schedule will perform in accordance to the published technical Specifications for said software for a period of 150 days from date of execution of this Schedule. Motive's warranty repair or replacement obligations for the SSL Licenses can be electronically delivered by Dell to its customers from a remote location through an operational network or Internet connection.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule F with an effective date of June 30, 1999.


DELL PRODUCTS L.P.                      LICENSOR
                                        MOTIVE COMMUNICATIONS, INC.


By: /s/ Gary Cotshott                   By:  /s/ Scott Harmon
   -----------------------------            ------------------------------------
Printed Name:  Gary Cotshott            Printed Name:  Scott Harmon
Title: Vice President                   Title:  President and CEO


                                        LICENSOR
DELL PRODUCTS L.P.                      MOTIVE COMMUNICATIONS, INC.


By: /s/ Mike Clifford                   By: /s/ Christopher A. Burch
    ----------------------------            ------------------------------------
Printed Name:  Mike Clifford            Printed Name:  Christopher A. Burch
Title:  VP/CIO                          Title:  Manager of Contract Services

                              Dell Marketing L. P.
                 Addendum One to the Software License Agreement
                                      with
                          Motive Communications, Inc.



THIS ADDENDUM to the SOFTWARE LICENSE AGREEMENT is entered into as of this l0th
                                                                           ----
day of August, 1999 (hereinafter "Effective Date") by and between Dell Products
               ----
L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Motive Communications, Inc., a Delaware corporation (hereinafter "Motive"), a corporation having a principal place of business at 9211 Waterford Centre Blvd., Austin, Texas 78758.

Both parties wish to amend the Agreement to establish additional terms and conditions that apply to purchases by Dell of products from Motive and the distribution of such products ("Products") in the United States.

Definitions. Unless otherwise indicated herein, all capitalized terms used in
-----------
this Addendum shall have the definitions assigned to them in the Agreement

1. Amendment to the Agreement. This Addendum constitutes an amendment to the
   --------------------------
   Agreement. In the event of any conflict or inconsistency between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall control.

2. Other Terms and Conditions of the Agreement. Except as modified herein above,
   -------------------------------------------
   all other terms, conditions, and provisions of the Agreement shall remain in full force and effect.

3. Waiver. Nothing contained in this Addendum shall be deemed a waiver of any
   ------
   rights or release of any obligations that shall have accrued under the Agreement prior to the Effective Date of this Addendum.

4. Entire Agreement; Integration. This Addendum and the Agreement constitute the
   -----------------------------
   entire and exclusive agreement between the parties with respect to the subject matter hereto. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Addendum.

Add the following new paragraph to Section 2. Grant of License:

     "2.5 Dell is authorized to subcontract the reproduction and installation of the Products to its agents or contractors who are manufacturing and assembling computers on behalf of Dell provided i) there is a written agreement in place between Dell and the agent/contractor that governs and protects the Licensor , its Products, and its Confidential Information to the same degree as provided under this Agreement; ii) that the agent/contractor uses the Products solely on behalf of Dell to fulfill Dell's obligations under this Agreement or a Schedule to this Agreement; and iii) upon completion or termination of the subcontracting agreement between Dell and the third party, all Licensor's Products and Confidential Information be returned to Dell."


IN WITNESS WHEREOF, the parties hereto have duly executed this Software License Agreement by their respective duly authorized officers to be effective as of the Effective Date as first written above.

DELL PRODUCTS L.P.                       MOTIVE COMMUNICATIONS, INC.

By:   /s/ Sharon Peterson                By:  /s/ Christopher A. Burch
    --------------------------------        ----------------------------------
Title:   Dir, WWSP                       Title:   Manager of Contract Services
      ------------------------------           -------------------------------
Date:    8/23/99                         Date:    August 12, 1999
      ------------------------------           -------------------------------

                               Dell Products L.P.
                 Addendum Two to the Software License Agreement
                                      with
                          Motive Communications, Inc.

THIS ADDENDUM to the SOFTWARE LICENSE AGREEMENT is entered into as of this 3rd day of September, 1999 (hereinafter "Effective Date") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Motive Communications, Inc., a Delaware corporation (hereinafter "Motive"), a corporation have a principal place of business at 9211 Waterford Centre Blvd., Austin, Texas 78758.

Both parties wish to amend the Agreement to establish additional terms and condition that shall expand Dell's rights under the License Grant section of the Agreement.

Definitions. Unless otherwise indicated herein, all capitalized terms used in
-----------
this Addendum shall have the definitions assigned to them in the Agreement.

1. Amendment to the Agreement. This Addendum constitutes an amendment to the
   --------------------------
   Agreement. In the event of any conflict or inconsistency between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall control.

2. Other Terms and Conditions of the Agreement. Except as modified herein, all
   -------------------------------------------
   other terms, conditions and provisions of the Agreement shall remain in full force and effect.

3. Waiver. Nothing contained in this Addendum shall be deemed a waiver of any
   ------
   rights or release of any obligations that shall have accrued under the Agreement prior to the Effective Date of this Addendum.

4. Entire Agreement: Integration. This Addendum and the Agreement including
   -----------------------------
   Addendum 1 and any attachments and Schedules to the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereto. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Addendum.


Add the following language to the end of Section 2.1 of the Agreement:

     The above license grant includes, without limitation, the right and license to use, in connection with the marketing and distribution of the Product(s): (i) Motive's trade names, product names and trademarks and (ii) all pictorial, graphic and audio visual works including icons, screens and characters created as a result of execution of the Product(s).


IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum to the Agreement by their respective duly authorized officers to be effective as of the Effective Date as first written above.

DELL PRODUCTS L.P.                       MOTIVE COMMUNICATIONS, INC.

By:   /s/ Sharon Peterson                By:  /s/ Christopher A. Burch
    --------------------------------        ----------------------------------
Title:   Dir, WWSP                       Title:   Manager of Contract Services
      ------------------------------           -------------------------------
Date:    9/16/99                         Date:    September 8, 1999
      ------------------------------           -------------------------------

                           PURCHASING SCHEDULE NO. 1

                              DATED July 23, 1999

     This Purchasing Schedule No. 1 ("Schedule") documents the services being purchased by customer under the terms and conditions of the License Agreement dated December 2, 1998, between Motive Communications, Inc., a Delaware corporation with an office at 9211 Waterford Centre Blvd, Suite 100, Austin, TX 78759 and Dell Products L.P. ("Dell").

                          Service and Fee Information

----------------------------------------------------------------------------------------------------------------------
Qty    Item               Description                                                          List Price   Extended
                                                                                                              Price
----------------------------------------------------------------------------------------------------------------------
[*]    [*]                Project Services                                                     [*]         [*]

                          Motive will provide up to [*] days of Professional Services performed on a time and material basis at the discounted rate of
                          [*] per day for the services outlined in the Exhibit A, Statement of Work.  One day is defined as one person for an eight (8) hour day. Any funding unused by November 30, 1999 shall expire and no additional services will be provided after such expiration unless agreed to in writing by both parties.

----------------------------------------------------------------------------------------------------------------------
                                                     Total Price:                                          [*]
----------------------------------------------------------------------------------------------------------------------

1.   All prices and terms valid to [*].
2.   Prices exclude taxes.
3. Motive will invoice on a monthly basis for only the number of days actually performed.

Licensee, by its execution hereof, orders and purchases for delivery, under these terms and conditions, the Professional Services provided in accordance with this Schedule.


Motive Communications, Inc. ("Motive")   Dell Computer Corporation ("Dell")

By:   /s/ Michael Clifford               By:  /s/ Christopher A. Burch
    --------------------------------        ----------------------------------
Name:     Michael Clifford               Name:    Christopher A. Burch
      ------------------------------           -------------------------------
Title:    VP / CIO                       Title:   Manager of Contract Services
      ------------------------------           -------------------------------
Date:     7/27/99                        Date:    August 4, 1999
      ------------------------------           -------------------------------


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                           PURCHASING SCHEDULE NO. 2

                             DATED December 1, 1999

     This Purchasing Schedule No. 2 ("Schedule") documents the services being purchased by customer under the terms and conditions of the License Agreement dated December 2, 1998, between Motive Communications, Inc., a Delaware corporation with an office at 9211 Waterford Centre Blvd, Suite 100, Austin, TX 78759 and Dell Products L.P. ("Dell").

                          Service and Fee Information

----------------------------------------------------------------------------------------------------------------------
Qty    Item                 Description                                                        List Price   Extended
                                                                                                              Price
----------------------------------------------------------------------------------------------------------------------
[*]    [*]                  Project Services                                                   [*]         [*]

                            Motive will provide up to [*] days of Professional Services performed on a time and materials basis at the discounted rate of [*] per half day.  One half-day is defined as one person for a four (4) hour day.  Any funding unused by [*] shall expire and no additional services will be provided after such expiration unless agreed to in writing by both parties.
----------------------------------------------------------------------------------------------------------------------
                            Total Price:                                                                   [*]
----------------------------------------------------------------------------------------------------------------------

1.   All prices and terms are valid until [*].
2.   Prices include taxes.
3. Motive will invoice on a monthly basis for only the number of days actually performed.

Licensee, by its execution hereof, orders and purchases for delivery, under these terms and conditions, the Professional Services provided in accordance with this Schedule.

Motive Communications, Inc. ("Motive")   Dell Computer Corporation ("Dell")


By:  /s/ Christopher A. Burch            By:   /s/ Sameer Jaetap
   ----------------------------------       --------------------------------
Name:    Christopher A. Burch            Name:     Sameer Jaetap
      -------------------------------          ------------------------------
Title:   Manager of Contract Services    Title:    Manager
      -------------------------------          ------------------------------
Date:    Jan. 17, 2000                   Date:     1/13/2000
      -------------------------------          ------------------------------


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                           PURCHASING SCHEDULE NO. 3

                               DATED MAY 28, 1999

     This Purchasing Schedule No. 3 ("Schedule") documents the services being purchased by customer under the terms and conditions of the License Agreement dated December 2, 1998, between Motive Communications, Inc., a Delaware corporation with an office at 9211 Waterford Centre Blvd, Suite 100, Austin, TX 78759 and Dell Products L.P. ("Dell").

                          Service and Fee Information

----------------------------------------------------------------------------------------------------------------------
Qty    Item                 Description                                                                     Price
----------------------------------------------------------------------------------------------------------------------
[*]    [*]                  Project Services                                                           [*]

                            Overview:  To modify the [*] of the user interface of the Motive [*]
                            from [*] and Motive [*] to [*] with a [*].   To accomplish this Motive
                            will modify the [*] source code and hard code Dell's requested UI modifications into a special version of the product. This effort will require engineering and testing cycles to build and test the separate
                            Dell code base and will apply to Motive [*] only.  Motive will support the special [*] version in the same fashion as we support our standard
                            [*] version.  The efforts to be performed under this Schedule shall be performed in accordance with the specifications mutually agreed to on a "Specification Sheet" which shall be mutually agreed to and executed separately as an attachment to this Schedule.

                            Delivery:  Motive will deliver the special version of the product within two weeks of being provided final message text and bit maps referenced in Attachment A.

                            Cost:  The fixed cost to Dell for effort is  [*] billable upon completion.
----------------------------------------------------------------------------------------------------------------------
                                                                                                       [*]
                            Total Price:
----------------------------------------------------------------------------------------------------------------------

1.   All prices and terms valid to [*].
2.   Prices exclude taxes.

Licensee, by its execution hereof, orders and purchases for delivery, under these terms and conditions, the Professional Services provided in accordance with this Schedule.

Motive Communications, Inc. ("Motive")   Dell Computer L.P. ("Dell")


By:  /s/ Christopher A. Burch            By:   /s/ Rick Hoffman
   ----------------------------------       ---------------------------------
Name:    Christopher A. Burch            Name:     Rick Hoffman
      -------------------------------          -------------------------------
Title: Manager of Contract Services      Title: Director of Systems Management
      -------------------------------          -------------------------------
Date:    June 3, 1999                    Date:     5/28/99
      -------------------------------          -------------------------------


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                           PURCHASING SCHEDULE NO. 4

                              DATED JUNE 30, 1999

     This Purchasing Schedule No. 4 ("Schedule") documents the services being purchased by customer under the terms and conditions of the License Agreement dated December 2, 1998, between Motive Communications, Inc., a Delaware corporation with an office at 9211 Waterford Centre Blvd, Suite 100, Austin, TX 78759 and Dell Products L.P. ("Dell").

                          Service and Fee Information

-----------------------------------------------------------------------------------------------------------------------
Qty      Description                                                                     Unit Price     Extended
                                                                                                         Price
-----------------------------------------------------------------------------------------------------------------------
[*]      [*]                                                                                 [*]              [*]

               Each SA License includes [*] License and as may Motive [*] and [*] licenses required to support the number of Motive [*] licenses.
-----------------------------------------------------------------------------------------------------------------------
[*]      [*]  (see note 3 below)                                                             [*]              [*]
               Provides [*] as required to support Dell America's [*].  These licenses will only be used [*] in support of Dell America's [*] requirements.
-----------------------------------------------------------------------------------------------------------------------
[*]      Motive System [*] Ticket System.                                                    [*]              [*]
-----------------------------------------------------------------------------------------------------------------------
[*]      Motive [*]                                                                          [*]              [*]
               (Motive [*] provides the expertise to assist in the installation, configuration, and operation of the Motive System.)
-----------------------------------------------------------------------------------------------------------------------
[*]      Custom Project Services                                                             [*]              [*]
               Time and Material based projects on a daily basis.  One day is defined as one person for an 8 hour day.
-----------------------------------------------------------------------------------------------------------------------
         Total Price:                                                                                         [*]
-----------------------------------------------------------------------------------------------------------------------

1. All prices and terms valid to [*].
2. Prices exclude taxes.
3. For this Schedule only, Motive is waiving the requirement to purchase Motive [*] Licenses in minimum lots of [*]. Except for normal growth of Dell America's [*] operations, the scope of use of the [*] Licenses acquired herein shall not include any non-Dell business operation that may be subsequently acquired by or merged with Dell.
4. Maintenance for the software Products licensed under this Purchasing Schedule No. 4 will be provided for [*] as long as Dell continues to pay the coterminous maintenance fees payable under Schedule F of the Agreement.
5. Dell America's [*] operation group shall have access to and use rights of Motive's [*] Premium [*] Service for [*] as long as Dell continues to pay the [*] fee as outlined in Schedule F of the Agreement. The terms and conditions of Schedule F of the Agreement shall govern Dell's access to and use of Motive's [*] Premium [*] Service.

Licensee, by its execution hereof, orders and purchases for delivery, under these terms and conditions, the Professional Services provided in accordance with this Schedule.

[CAPTION]
Dell Products L.P.                       Motive Communications, Inc. ("Motive")


By:   /s/ Dave Wagner                    By:  /s/ Christopher A. Burch
    --------------------------------        ----------------------------------
Name:     Dave Wagner                    Name:    Christopher A. Burch
      ------------------------------           -------------------------------
Title: VP/CIO IT Infrastructure Svcs.    Title:   Manager of Contract Services
      ------------------------------           -------------------------------
Date:     6/30/99                        Date:    June 30, 1999
      ------------------------------           -------------------------------


*Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.